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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   February 19, 1998
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                           PAINE WEBBER GROUP, INC.
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            (Exact name of registrant as specified in its charter)

          Delaware                   1-7367                13-2760086
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(State or other jurisdiction       (Commission           (IRS Employer
       of incorporation)           File Number)        Identification No.)


1285 Avenue of the Americas, New York, New York               10019
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(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code   (212) 713-2000
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                                Not Applicable
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            (Former name or address, if changed since last report)

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Item 5.  Other Events

         (a) Paine Webber Group Inc. adopted Statement of Financial Accounting Standards (SFAS) No. 128, "Earnings per Share," effective for the quarter and year-ended December 31, 1997. SFAS No. 128 requires the presentation of basic and diluted earnings per common share
             (EPS) in the income statement. EPS amounts for each quarter in 1997, 1996 and 1995 and for each of the six years 1992 through 1997 are filed herein on Exhibit 99(a). In addition, pro forma EPS amounts in accordance with SFAS No. 123 "Accounting and Disclosure of Stock-Based Compensation" for the years 1996 and 1995 are filed herein on Exhibit 99(a).

         (b) Copy of Registrant's press release which, among other things, reported financial results for 1997 and for the fourth quarter of 1997.


Item 7.  Financial Statements, Pro Forma Financial Information And Exhibits

         (c) Exhibits

             99(a) EPS table for each quarter in 1997, 1996 and 1995 and for each of the six years 1992 through 1997. SFAS No. 123 pro forma EPS table for the years 1996 and 1995.

             99(b) Copy of Registrant's press release which, among other things, reported results for 1997 and for the fourth quarter of 1997.
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                                  SIGNATURE




        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           PAINE WEBBER GROUP INC.
                                           (REGISTRANT)


                                           By /s/ Regina Dolan
                                              --------------------------------
                                              Name: Regina Dolan
                                              Title: Senior Vice President and
                                                       Chief Financial Officer








DATE:   February 19, 1998
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                                EXHIBIT INDEX




Item No.                         Description
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 99(a)                     EPS table for each quarter in 1997,
                           1996, and 1995 and for each of the
                           six years 1992 through 1997. SFAS
                           No. 123 pro forma EPS table for the
                           years 1996 and 1995.

 99(b)                     Copy of Registrant's press release
                           which, among other things, reported
                           results for 1997 and for the fourth
                           quarter of 1997.